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                                                                  EXHIBIT 10.1


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

        THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 31st day of October, 1996 among:

        BEC GROUP, INC., a Delaware corporation ("Borrower"), BEC DISTRIBUTION, INC., a Delaware corporation ("BEC Distribution"), BONNEAU HOLDINGS, INC., a Delaware corporation ("Bonneau Holdings"), BONNEAU GENERAL, INC., a Delaware corporation ("Bonneau General"), FOSTER GRANT GROUP, L.P., a Delaware limited partnership ("Foster Grant LP"), OPTICAL RADIATION CORPORATION, a Delaware corporation ("Optical Radiation"), OPTI-RAY, INC., a New York corporation ("Opti-Ray"), O-RAY HOLDINGS, INC., a Delaware corporation ("O-Ray"), ORC CARIBE, a California corporation ("ORC Caribe"), THE BONNEAU COMPANY, a Texas corporation ("Bonneau") (each of BEC Distribution, Bonneau Holdings, Bonneau General, Foster Grant LP, Optical Radiation, Opti-Ray, O-Ray, ORC Caribe and Bonneau sometimes being hereinafter referred to individually as a "Guarantor" and collectively referred to as the "Guarantors"), EACH LENDER EXECUTING AND DELIVERING A SIGNATURE PAGE HERETO (individually, a "Lender" and collectively, the "Lenders"); and

        NATIONSBANK, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Lenders (in such capacity, the "Agent");

                              W I T N E S S E T H:
                              --------------------

        WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent have entered into a Credit Agreement, dated as of April 3, 1996, as amended hereby and as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of June 17, 1996, (the "Credit Agreement"), pursuant to which the Lenders agreed to make certain Advances to the Borrower; and

        WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

        NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

        1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

        2. Amendment. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:




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                (a)  A new defined term "FGG Disposition" is hereby inserted in alphabetical position in Section 1.1 of the Credit Agreement and shall read as follows:

                        "FGG Disposition" means the sale of all of the issued
                and outstanding capital stock of The Bonneau Company, Opti-Ray, Inc. and Asian Buying Source, Inc., upon terms and conditions acceptable to the Lenders, resulting in net proceeds to the Borrower of at least $31,000,000;

                (b) The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by inserting after the words "applied on a Consistent Basis" in the last line thereof the following:

                "provided, however, for any Four-Quarter Period during which the FGG Disposition was effective, the Borrower's Consolidated EBITDA shall be determined on a pro forma basis as if the FGG Disposition had occurred immediately prior to such Four-Quarter Period".

                (c)  The definition of "Consolidated Fixed Charge Ratio" in
        Section 1.1 of the Credit Agreement is hereby amended by inserting after the following:

                "for such period" in the last line thereof the words "provided, however, for any Four-Quarter Period during which the FGG Disposition was effective, the Borrower's Consolidated Fixed Charge Ratio shall be determined on a pro forma basis as if the FGG Disposition had occurred immediately prior to such Four-Quarter Period".

                (d)  The definition of "Consolidated Funded Indebtedness" in
        Section 1.1 of the Credit Agreement is hereby amended by inserting after the following:

                "applied on a Consistent Basis" in the last line thereof the words "provided, however, for any Four-Quarter Period during which the FGG Disposition was effective, the Borrower's Consolidated Funded Indebtedness shall be determined on a pro forma basis as if the FGG Disposition had occurred immediately prior to such Four-Quarter Period".

                (e)  The definition of "Revolving Credit Termination Date" in
        Section 1.1 of the Credit Agreement is hereby amended by deleting the words "the fifth anniversary of the Closing Date" in the second line thereof and inserting in replacement thereof the words "364 days from the effective date of the FGG Disposition";


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                (f)     A new definition of Permitted Stock Repurchases is
        hereby inserted in proper alphabetical sequence in Section 1.1 of the Credit Agreement which shall read as follows:

                        "Permitted Stock Repurchases" means the Borrower's
                repurchase of its capital stock on the open market in accordance with the following terms: (i) the aggregate expense incurred in connection with such repurchases, including without limitation the consideration tendered to holders of the Borrower's capital stock and related professional and other expenses does not exceed $5,000,000, (ii) the consideration paid by the Borrower to holders of its capital stock is exclusively cash, (iii) no such repurchase shall be made until the aggregate principal amount of Consolidated Funded Indebtedness shall be less than $15,000,000, and (iv) after the initial such repurchase is made in compliance with (i), (ii) and (iii) above, no further repurchase may be made at any time that the aggregate principal amount of Outstandings equals or exceeds $20,000,000.

                (g) The definition of "Total Revolving Credit Commitment" in Section 1.1 of the Credit Agreement is hereby amended by deleting the dollar figure "$30,000,000" therein and inserting in replacement thereof the dollar figure "$25,000,000";

                (h) Section 10.1(i) of the Credit Agreement is hereby deleted in its entirety;

                (i) Section 10.3 of the Credit Agreement is hereby deleted in its entirety and inserted in replacement thereof is the following:

                        SECTION 10.3 INVESTMENTS; ACQUISITIONS. Make any Acquisition or otherwise purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that the Borrower and its Subsidiaries may maintain investments or invest in:

                        (a)     Eligible Securities;

                        (b) investments existing as of the date hereof and as set forth in Schedules 8.4 and 8.5 attached hereto;

                        (c) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of


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                financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

                        (d) loans and advances to and investments in Subsidiaries which are Guarantors;

                        (e) investment existing in Eyecare Products Plc as of the date hereof and additional investment after the date hereof therein consisting of stock dividends declared and issued to the Borrower; and

                        (f)     Permitted Stock Repurchases.

                (j) Section 10.4 of the Credit Agreement is hereby amended by inserting after the words "Schedule 10.4 hereto" in the second line thereof the words "and for the FGG Disposition and disposition of all or any part of the Borrower's investment in Eyecare Products Plc as permitted pursuant to Section 10.3(e) hereof";

                (k) Section 10.10 of the Credit Agreement is hereby amended by inserting at the commencement thereof the words "Except for Permitted Stock Repurchases,";

                (l) Section 10.11 of the Credit Agreement is hereby amended by deleting all of clause (iii) thereof and inserting in replacement thereof the words "(iii) the Borrower may prepay the TIA Debt after consummation of the FGG Disposition provided (A) no Default or Event of Default exists hereunder either immediately prior to or immediately after such prepayment and (B) no Indebtedness is incurred by the Borrower at any time prior to or after such prepayment in order to make such prepayment";

                (m) Section 11.1 of the Credit Agreement is hereby deleted in its entirety and inserted in replacement thereof is the following:

                        SECTION 11.1    CONSOLIDATED FIXED CHARGE RATIO.
                Permit at any time during any Four-Quarter Period of the Borrower the Consolidated Fixed Charge Ratio at the end of such Four-Quarter Period to be less than 2.75 to 1.00.

                (n) Section 11.2 of the Credit Agreement is hereby deleted in its entirety and inserted in replacement thereof is the following:

                        SECTION 11.2 CONSOLIDATED FUNDED INDEBTEDNESS TO CONSOLIDATED EBITDA. Permit at any time during any Four-Quarter Period of the Borrower the ratio of Consolidated Funded Indebtedness at the end of such Four-Quarter Period to Consolidated EBITDA for such Four-Quarter Period to be equal to or greater than 2.50 to 1.00.


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                (o)     SECTION 11.3 of the Credit Agreement is hereby deleted
        in its entirety and inserted in replacement thereof is the following:

                        SECTION 11.3 CONSOLIDATED NET WORTH. Permit at any time Consolidated Net Worth to be less than (i) $5,000,000 from October 31, 1996 until the earlier of November 14, 1996 and the date on which the financial statements of the Borrower and its Subsidiaries for the fiscal quarter ending September 30, 1996 are delivered to the Agent and the Lenders in accordance with
                Section 9.1(b) (such earlier date being the "Third Quarter Net Worth Date"), and (ii) at all times on and after the Third Quarter Net Worth Date, the greater of (A) $5,000,000 and (B) the difference of Consolidated Net Worth as reported in the consolidated balance sheet of the Borrower and its Subsidiaries delivered on the Third Quarter Net Worth Date less $5,000,000.

                (p) SECTION 11.4 of the Credit Agreement is hereby deleted in its entirety and inserted in replacement thereof is the following:

                        SECTION 11.4 CAPITAL EXPENDITURES. Make or become committed to make Capital Expenditures with respect to any asset which exceed $5,000,000 in the aggregate in any Fiscal Year of the Borrower (all on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent period); provided, however, that the calculation of Capital Expenditures in the Fiscal Year in which the FGG Disposition is effective shall be determined as if the FGG Disposition had occurred immediately prior to such Fiscal Year.

        3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

                (a)     The representations and warranties made by Borrower in
        Article 8 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 9.1 of the Credit Agreement;

                (c) No event has occurred and is continuing which constitutes, and no condition exists which upon the


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        consummation of the transaction contemplated hereby would constitute, a
        Default or an Event of Default on the part of the Borrower under the Credit Agreement.

        4. Conditions Precedent. The effectiveness of this Agreement is subject to the receipt by the parties hereto of the following:

                (a)     The Agent shall have received:

                        (i) eight (8) counterparts of this Agreement duly executed by all signatories hereto;

                       (ii) Updated Schedules 8.7 and 10.1 containing information relating to Liens and Indebtedness in form and content acceptable to the Agent and the Lenders; and

                      (iii) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

                (b) All of the proceeds of the FGG Disposition shall have been applied first as a prepayment of the Term Loan Outstandings and a permanent reduction of the Term Loan Commitment to zero and second, if the Term Loan Outstandings are paid in full, to prepay the TIA Debt in accordance with Section 10.11(iii) of the Credit Agreement as amended hereby and, third, if all the Term Loan Outstandings and the TIA Debt are paid in full, to prepay the Revolving Credit Outstandings. All prepayments made pursuant to this Section 4(b) shall be accompanied by all amounts due, if any, under Section 5.4 of the Credit Agreement.

                (c) All proceedings of the Borrower relating to the matters provided for herein shall be reasonably satisfactory to the Lenders, the Agent and their counsel.

        5. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledge that, except as otherwise expressly stated in this Agreement, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.





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        6.      Limitation of Waiver and Consents.  The waiver and consents contained herein are limited as specified herein and shall remain in effect only so long as the Borrower is in compliance with the terms of this Agreement. The waiver and consents are granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the future ability of the Agent or the Lenders to declare a default under or otherwise enforce the terms of the Credit Agreement.

        7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms. Each Guarantor hereby acknowledges and agrees to the amendments of the Credit Agreement set forth herein and hereby confirms and ratifies in all respects the Guaranty and enforceability of the Guaranty against such Guarantor in accordance with its terms.

        8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

        9. Governing Law. This Agreement shall in all respects be governed by the laws and judicial decisions of the state of New York, without giving effect to the conflict of laws provisions thereof.

        10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

        11. Credit Agreement. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

        12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Agent and each of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

        13. Expenses. Borrower agrees to pay to the Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

                            [Signature pages follow]




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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                             BORROWER:

                             BEC GROUP, INC.

                             By:    /s/  IAN G. H. ASKEN
                                -----------------------------------------------
                             Name:  Ian G. H. Asken
                                   --------------------------------------------
                             Title: Executive Vice President of Finance
                                    and Administration
                                   --------------------------------------------


                             LENDERS:

                             NATIONSBANK, N.A.

                             By:    /s/  PETER C. HALL
                                -----------------------------------------------
                             Name:  Peter C. Hall
                                   --------------------------------------------
                             Title: Vice President
                                   --------------------------------------------


                             EUROPEAN AMERICAN BANK

                             By:    /s/ BRIAN A. FOSTER
                                -----------------------------------------------
                             Name:  Brian A. Foster
                                   --------------------------------------------
                             Title: Vice President
                                   --------------------------------------------


                             NATIONAL CITY BANK, KENTUCKY

                             By:    /s/  DON PULLEN
                                -----------------------------------------------
                             Name:  Don Pullen
                                   --------------------------------------------
                             Title: Vice President
                                   --------------------------------------------


                             NATIONAL BANK OF CANADA

                             By:    /s/ GAETAN R. FROSINA   /s/ VINCENT LIMA
                                -----------------------------------------------
                             Name:  Gaetan R. Frosina           Vincent Lima
                                   --------------------------------------------
                             Title: Vice President              Assistant V.P.
                                   --------------------------------------------

                             By:    /s/ VINCENT LIMA
                                -----------------------------------------
                             Name:  Vincent Lima
                                   --------------------------------------
                             Title: Assistant V.P.
                                   --------------------------------------


                                Signature Page 1



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                                        KEYBANK NATIONAL ASSOCIATION

                                        By: /s/ KAREN A. LEE
                                           ------------------------------------
                                        Name:   Karen A. Lee
                                              ---------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                        AGENT:

                                        NATIONSBANK, N.A., as Agent for the
                                        Lenders

                                        By: /s/ PETER C. HALL
                                            -----------------------------------
                                        Name:   Peter C. Hall
                                              ---------------------------------
                                        Title:  Vice President
                                              ---------------------------------


ACKNOWLEDGED AND AGREED this
31st day of October, 1996:
----

BEC DISTRIBUTION, INC.
BONNEAU HOLDINGS, INC.
BONNEAU GENERAL, INC.
FOSTER GRANT GROUP, L.P.
OPTICAL RADIATION CORPORATION
OPTI-RAY, INC.
O-RAY HOLDINGS, INC.
ORC CARIBE
THE BONNEAU COMPANY

By: /s/ IAN G. H. ASHKEN
   ----------------------------------
Name:   Ian G. H. Ashken
      -------------------------------
Title:  Executive Vice President of
        Finance and Administration
      -------------------------------


                                Signature Page 2


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